CONSTRUCTION LOAN AGREEMENT


         THIS AGREEMENT, made this 28th day of February, 1996, between THE NATIONAL BANK OF SOUTH CAROLINA, whose address is Post Office Box 1457, Columbia, South Carolina 29202, Attention: Real Estate Administration (hereinafter referred to as the "Lender"), and PATTEN RESORTS, INC., a Delaware corporation, whose address 5295 Town Center Road, Suite 400, Boca Raton, Florida 33486, Attention: Patrick E. Rondeau (hereinafter referred to as the "Borrower");

                                         ~W I ~T ~N ~E ~S ~S ~E ~T ~H:
                                    ARTICLE-I
                                      LOAN

         1.1 In accordance with the terms and conditions of the loan commitment from Lender to Borrower (the "Commitment"), Lender does hereby agree to lend to Borrower, and Borrower does hereby agree to borrow from Lender, the sum of up to THIRTEEN MILLION FIVE HUNDRED THOUSAND ($13,500,000.00) DOLLARS (the "Loan"), said sum to be advanced from time to time and repaid together with interest thereon and with certain costs and charges as may be incurred by Borrower, all as hereinafter more particularly set forth. The Loan shall be evidenced by a promissory note of Borrower, in form and content satisfactory to Lender, to be dated the date hereof and drawn to the order of Lender in the principal amount of the Loan (the "Note"), the terms of which are incorporated herein by reference, and the Note shall be secured by:


        A. A mortgage and security agreement (the Mortgage), in form and content satisfactory to Lender, granting to Lender a first lien on a parcel or parcels of land described in Exhibit A attached hereto and made a part hereof (the "Property") , together with all improvements constructed and to be constructed thereon and a security interest in all personal property located, or to be located, on the Property, together with sufficient financing statements (the "Financing Statements"), in form and content satisfactory to Lender, to perfect such security interest in accordance with South Carolina laws and the laws of Borrower's principal place of business.

     B. An assignment of leases, rents and profits (the "Assignment of Leases"), in form and content satisfactory to Lender.

     C. An assignment of the construction contract between Borrower and the general contractor (the "General Contractor") for the Project (the "Construction Contract"), the plans and specifications for the Project previously delivered to Lender (the "Plans") , the contract between Borrower and the architect for the Project (the "Architect") , and other developer`s rights (all of such assignments being referred to as the "Assigrment of Developer's Rights") , such assignments to be in form and content satisfactory to Lender.

     D. A guaranty agreement (the "Guaranty") executed by Patten Corporation (the "Guarantor"), in form and content satisfactory to Lender.

     E. An assignment of contract receivables, whereby all contract receivables on sales of Intervals (as hereinafter defined)-shall be assigned on a second lien basis to Lender (the "Receivables Assignment"), in form and content satisfactory to Lender.

     F. The Tri Party Agreement (as hereinafter defined).


         Said Note,  Mortgage,  Guaranty,  Assignment  of Leases,  Assignment of
Developer's Rights, Financing Statements, Receivables Assignment, Tri-Party Agreement and all other documents and instruments which may be reasonably required by Lender, are hereinafter sometimes referred to collectively as the "Loan Documents."

         1.2 In the event of any conflict between the terms and provisions contained in the Commitment and in any of the Loan Documents, the terms and provisions of the Loan Documents shall control.

         1.3 Lender agrees to allow Borrower to engage in the limited sale of interval ownership time share interests in the Project ("Intervals") prior to completion of the Project and repayment of the Loan, subject to the following terms and conditions:

     A. Sales of Intervals must be limited to unit numbers 1101,1102, 1103, 1104, 1105, 1106, 1308, 1309, 1310, 1311, 1312, 1314, 1501, 1502, 1503, 1504,
1505,  1506,  1708,  1709,  1710,  1711,  1712, 1714, 1901, 1903, 1904 and 1905.
Borrower shall not engage in the sale of Intervals in more than 5 units at any one time; provided, however, that once Seller has sold at least 75% of the Intervals in a unit, such unit shall not be counted with respect to the foregoing limitation and therefore Borrower, may begin selling Intervals in another unit.

         B. The rights of Borrower under all contracts for the sale of Intervals must be assigned to Lender as security for the Loan pursuant to the Receivables Assignment. The Receivable Assignment shall be subordinate in priority only to a first lien assignment of such receivables to be granted to Heller Financial, Inc. ("Heller") in accordance with the provisions of Section 5.1 0 hereof (the "Heller Receivables Assignment"). Borrower shall take such further action as Lender may request in order to create and perfect Lender's security interest (other than giving Lender possession of the original receivables contracts, which shall be held by Heller).

     C. The sales contracts shall not bind the remainder of the Project to time share use.

     D. Heller must approve the terms and conditions upon which sales of Intervals may occur.

     E. No event shall exist which with the passage of time or the giving of Notice or both would constitute an Event of Default hereunder.

         F. Before marketing of Intervals commences, Lender must receive an opinion of Borrower's counsel, in form and content satisfactory to Lender, as to the compliance by Borrower with laws and regulations applicable to the sale of the Intervals.

         G. The Loan shall be paid in full on or before the date of recording of any declaration creating the Intervals, and therefore Lender shall not be required to release any Intervals from the lien of the Mortgage and other Loan Documents.

         1. 4 Lender agrees upon the request of Borrower to issue up to ten letters of credits under the Loan to secure payment to suppliers of furnishings for the Project. The terms of the contracts with the suppliers and the terms of the letters of credit must be acceptable to Lender. The amounts payable to suppliers must conform to the approved construction budget for the Project. Borrower shall pay Lender a fee of one-half of one (0.5~%) percent of the letter of credit amount prior to issuance of a letter of credit. The amounts of all outstanding letter of credits shall be reserved by Lender under the Loan and shall not be available for advance. Any amounts funded under a letter of credit shall be deemed advanced under the Note as part of the Loan and shall be secured by the Mortgage and other Loan Documents. In the event Borrower pays a supplier and a letter of credit is returned to Lender and cancelled, the amount reserved to fund the letter of credit shall thereafter be available for draw for Project expenses in accordance with this Agreement.

                                   ARTICLE II
               CONSTRUCTION AND CERTAIN COVENANTS RELATED THERETO

         2.1 Borrower shall cause to be constructed upon the Property a 114 unit condominium project and related amenities (the "Project") as described in the Plans. The Project shall be constructed and completed no later than March 1, 1997 (the "Construction Completion Date") and shall be fully furnished and available for occupancy no later than May 1, 1997 (the "Occupancy Date").

         2.2 The Project shall be constructed in good and workmanlike manner pursuant to the Construction Contract and shall be constructed substantially in accordance with the Plans. The Construction Contract and the General Contractor shall be subject to Lender's approval. Borrower will not cause, suffer or permit any modification or amendment of, or deviation from, the terms and provisions of the Construction Contract without the prior written consent of Lender. Borrower will not cause, suffer or permit any change or amendment to, or construction of the Project other than in substantial conformity with the Plans without the prior written consent- of Lender and any other persons as may be required by the terms of any bond, lease or agreement, except that Borrower may make change orders to the extent permitted in Section 7.1. L hereof.

         2.3 As a condition precedent to the advance of any funds under the Loan, Borrower shall furnish Lender with a proposed completion and draw schedule and a satisfactory cost breakdown of construction clearly identifying development, construction, financing and all other direct and indirect costs which shall be subject to the approval of Lender and Lender's project inspector (the "Project Inspector"). If at any time, in the judgment of Lender, there is not enough money available under the Loan to complete the Project, Borrower will be required to contribute the additional equity at that time. Borrower will not cause, suffer or permit the proceeds of the Loan to be expended or allocated other than as shown on the said cost breakdown without the prior written consent of Lender.

         2.4 The Project shall be constructed and operated in accordance with all applicable ordinances and statutes and the requirements of all regulatory authorities having jurisdiction and in compliance with the requirements of any lessee, and of any rating or inspection office having jurisdiction; the Project shall be constructed entirely on the Property and will not unlawfully encroach upon any easement, right-of-way or land of others; and the Project when completed will not violate any setback lines, applicable use restrictions or other restrictions or regulations.

         2.5 In the event Lender shall have given Borrower written notification of a structural defect in the Project or departure from the Plans, not approved by Lender, Borrower shall, within thirty (30) days of receipt of such notice, take all necessary steps to cure such structural defect or departure from the Plans, and Lender may, at its option, withhold subsequent advances until such time as such structural defect or departure from the Plans has been cured to the satisfaction of Lender and Project Inspector (as hereinafter defined).

         2.6 The Project Inspector's review of the Plans, construction cost breakdown and other matters and periodic review of progress of construction of the Project shall be solely for the benefit of Lender. It shall be Borrower's obligation to insure that the Project is properly designed and is completed in accordance with the Plans. Borrower acknowledges that it is not relying on the Project Inspector or the Lender in connection with the adequacy of the Plans, the proper construction of the Project or any other aspects of the Project.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         3.1 In order to induce Lender to enter into and execute this Agreement and to make the Loan to Borrower, Borrower represents and warrants to Lender as follows:

     A. Borrower has full power to enter into and execute this Agreement and the Loan Documents and to consummate the transaction contemplated thereby.

     B. Borrower has heretofore delivered to Lender a true, accurate and complete copy of the articles of incorporation or partnership agreement and/or certificate, as applicable, of Borrower.

     C. Borrower has heretofore delivered to Lender the financial statements of Borrower and Guarantor (collectively the "Borrower's Financial Statements"). Borrower's Financial Statements have been prepared in accordance with generally accepted accounting principles and are true, accurate and complete. Borrower and Guarantor do not have any obligations or liabilities (whether accrued, absolute, contingent or otherwise) other than as set forth in Borrower's Financial Statements.

     D. Borrower has heretofore delivered to Lender true, complete and accurate copies of all leases of the Property or any portion thereof, if any, executed by Borrower to date. Each such lease is the valid and continuing obligation of the parties thereto and is enforceable in accordance with its terms. Borrower is not in default under the terms of any such lease, and no event has occurred which by notice, the passage of time or otherwise would constitute a default by Borrower under any such lease.

     E. There are no actions, suits or proceedings pending, or to the knowledge of Borrower, threatened: (i) involving the validity or enforceability of this Agreement or any of the Loan Documents; or (ii) involving the priority of any lien created by, or granted pursuant to, any of the Loan Documents; or (iii) against or affecting the Property or against and materially affecting Borrower or Guarantor.

     F. Borrower has obtained all licenses, permits, authorizations, consents or approvals ~f from all appropriate public or private boards and bodies necessary for the construction of the Project, and all such licenses, permits, authorizations, consents or approvals are in full force and effect.

     G. Borrower is not in default under any of the Loan Documents, and no event has occurred which by notice, the passage of time or otherwise would constitute an event of default under any of the Loan Documents.

     H. The Property has adequate rights of access to public ways and all water, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Project are available to the Property, and if not now installed the same shall be constructed and installed to service the Project prior to the Construction Completion Date.

     I. Borrower and Guarantor are not in default in the payment of any indebtedness or borrowed money for repayment of which they are personally liable or under the terms and provisions of any agreement or instrument evidencing any such indebtedness or under any guarantee of indebtedness of others.

     J. The Plans are in compliance with the South Carolina Beachfront Management Act.

     K. No representation or. warranty of Borrower or Guarantor contained in this Agreement or in any of the Loan Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished to Lender by or on behalf of Borrower or Guarantor contains, or will contain, any untrue statement of a material fact, or omits, or will omit, to state a material fact necessary to make the statements contained herein or therein not misleading.

3.2 All warranties and representations of Borrower contained herein shall survive the execution of this Agreement and anyadvances made in accordance with this Agreement. All such representations and warranties shall be deemed to be remade as of the date of each request ~f or an advance under the Loan and shall be true and correct as of such date.

                                   ARTICLE IV

                              COVENANTS OF Borrower

4.1      Borrower covenants with Lender as follows:

         A. It shall maintain, preserve and keep the Project and the grounds and structure, improvements and equipment appurtenant thereto or used therewith, and each and every part and parcel thereof, in good repair and working order and in safe condition at all times.

         B. It shall permit Lender and its duly authorized agents free access to the Project and shall make available for audit and inspection, at any reasonable time by Lender or its duly authorized agents, all property, equipment, books, contracts, records and other papers relating to the Project. It shall keep the books and accounts of all operations relating to the Project in accordance with generally accepted accounting procedures acceptable to Lender. Such books and accounts shall be maintained at the site of the Project or the office of Borrower.

         C. It shall promptly respond to any inquiry from Lender for information with respect to the Project which information may be verified by Lender; provided, however, that Lender shall at all times be entitled to rely upon any statements or representations made by Borrower or any employee or agent of Borrower.

     D. It shall indemnify Lender from claims or process arising by reason of the execution hereof or the consummation of the transactions contemplated hereby and caused by the acts or omissions of Borrower.

     E. It shall pay, when due, all costs, fees and expenses as required by the Loan Documents and all fees, costs and expenses concerning the consummation of the transaction contemplated hereby. Such fees and expenses shall include, without being limited to, all fees and expenses of Lender's counsel in connection with the closing of the Loan and for such further advice and counsel as Lender may require during the term of the Loan with respect to the Loan. If Borrower fails to pay all such fees and expenses, Lender may at its option advance funds under the Note to pay such fees and expenses.

     F. Within thirty (30) days of written notification by Lender to Borrower, Borrower shall contribute to the Project such funds which when added to the remaining portion of the Loan to be disbursed hereunder shall, in the reasonable judgment of Lender, be sufficient to pay in full the remaining total Project costs.

     G. It shall pay promptly at maturity the principal of the Loan, together with interest thereon, and all other charges and amounts due Lender, the said payment to be made without any deduction for taxes, assessments or governmental charges in the nature thereof upon said Loan, or the interest evidenced thereby, or any part thereof, which Borrower may be required or permitted to deduct, retain or pay therefrom or thereon, under or by reason of' any present or future law of the United States or of any state, municipality or taxing authority thereof.

     H. It shall purchase and continually maintain-and keep in full force and effect, at its sole expense, those policies of insurance and endorsements thereto described in Sections 5.1 and 5.3 herein. Borrower shall deliver the original policies of insurance to Lender and shall deliver to Lender all renewals thereof not less than thirty (30) days in advance of the expiration date of the existing policy or policies.

     I. It shall notify Lender of any loss insured against under any policy of insurance required hereby within ten (10) days of the occurrence of said loss.

     J. It shall faithfully pay and discharge promptly when due all taxes, assessments, forced contributions, local assessments and governmental charges of every description which shall from time to time be imposed or assessed or levied upon the Project, or any part thereof, and/or upon or against any personal property situated therein, including all state and municipal taxes affecting the Property and the Project and/or personal property located therein.

     K. It shall keep valid and unimpaired the Mortgage and the other Loan Documents described hereinabove, and to that end shall execute at any future time and As often as may be deemed necessary, on demand of Lender, all further instruments, assignments and other acts in due form and effect as may be deemed proper by Lender to the better carrying out of the true intent and meaning of this Agreement, and especially at Borrower's sole cost, shall do all other things that may be required by Lender to make and keep valid the liens on, and security interest in, the property described in the various Loan Documents and to maintain the priority of the said liens and security interests.

     L. It shall notify Lender in writing within ten (10~) days thereof in the event of any default by Borrower of any obligation undertaken by it herein and/or any of the Loan Documents.

     M. It shall notify Lender in writing within ten (10) days thereof should any mortgage or lien or any other security instrument whatsoever be filed against the Property described in the Mortgage.

     N. It shall bond off under the provisions of applicable law any lien or claim of lien filed for record, within thirty (30) days of date of notice to Borrower of filing of said claim.

     0. It shall keep and maintain at all times complete, true and accurate books of accounts and records reflecting the results of the operation of the Project. Borrower shall permit Lender to inspect said books and records upon request. In addition, Borrower will deliver or cause to be delivered to Lender:

     (i) As soon as practicable, and in any event within ninety (90) days after the end of each ~f fiscal year of Borrower, a balance sheet of Borrower, and a statement of income and expense of Borrower related to the Project, in each case setting forth, in comparative form, the figures for the previous fiscal year, all in reasonable detail, prepared by an independent certified public accountant of recognized standing;

         (ii) Together with each financial statement of Borrower delivered under
(i) above, a certificate signed by the Chief Financial Officer of Borrower, dated the date of such financial statement stating that (i) he has reviewed the activities of Borrower with a view to determining whether all obligations of Borrower under the Note and this Agreement have been duly performed and complied with and (ii) stating that, to the best of his knowledge, there did not exist as of the date of such certificate any condition or event which would constitute a breach of any covenant or condition hereunder, or under the Note, this Agreement or any other document securing the Note or relevant to the Project or which, after notice or lapse of time, or both, would constitute such a breach, or specifying the nature or extent of each breach and the action Borrower has taken or proposes to take with respect thereto; and

(iii) within ninety (90) days after the end of each fiscal year and within thirty (30) days after demand by Lender, a signed financial statements of Guarantor, together with copies of the most recent tax returns of Guarantor.

P. It shall maintain with Lender the construction account for the Project until the Loan is paid in full. Borrower acknowledges that the maintenance of such account with Lender is for the dual purposes of further securing the Loan and enabling Lender to monitor activity concerning the Project.

     Q. It shall comply with all laws and regulations applicable to the sale of time share units in the Project, including all registration requirements.

     R. It shall comply with terms of the Heller Loan (as hereinafter defined) such that the Heller Loan will fund and pay the Loan in full upon completion of the Project.

     4.2 Borrower shall not do any of the following without the prior written approval of Lender:

         A. Except for (i) limited sales of Intervals provided herein, (ii) the Heller Receivables Assignment and (iii) the Subordinate Mortgage (as hereinafter defined), convey, transfer, lease or further- encumber any of the properties described in the Mortgage and/or the other Loan Documents, or any right to manage or receive any of the rents and profits and insurance thereof.

     B. Convey, assign, transfer, dispose of or encumber any personal property of Borrower used or useful in the operation of the Project.

     C. Remodel, add to, reconstruct, improve or demolish any part of the properties described in the Mortgage, except as required so to do by the foregoing provisions of this Agreement.

     D. Permit the use of the Project for any purpose except the use which was originally intended.

     E. Purchase or acquire any materials, fixtures or equipment of or the Project upon leases, conditional sale or other type of title retention or security agreement.

     F. Incur any additional debts with respect to the Project or secured by the Property not provided for in this Agreement or in the Loan Documents.

     G. Undertake or suffer any work to be done upon the Property, other than the construction of the Project provided for herein.

                                    ARTICLE V

                            REQUIREMENTS FOR ADVANCES

5.1 The obligation of Lender to make the first advance of the Loan to Borrower is subject to the receipt of Lender, on or prior to the date of execution of this Agreement, of the following, all in form and content satisfactory to
Lender:

     A. Executed originals of all Loan Documents.

     B. Copies of the Plans, together with written approval thereof by Borrower, Project Inspector and all municipal and governmental agencies that so require.

     C. Evidence of compliance with all laws, zoning and other ordinances, rules, regulations and restrictions affecting the construction and use of the Project (including without limitation the Beachfront Management Act and South Carolina Coastal Council laws and regulations), and evidence of approval of the Project by all local environmental and ecology boards, zoning and planning commissions and any other land use regulatory bodies.

     D. All required building permits and all other authorizations, if any, which are required for the construction and use of the Project.

         E. A current survey, certified to Lender and to the title insurer, showing all easements (existing and proposed labeled accordingly) , rights of way, utilities, means of ingress and egress, setback lines and encroachments, if any. In addition, Lender shall be furnished a copy of soil tests, acceptable to the Project Inspector, indicating the subsoil and geological conditions of the Property.

         F. A paid policy of mortgage title insurance on an American Land Title Association Loan Policy form, without exceptions which are unacceptable to Lender, in the full amount of the Loan, issued by a title company approved by Lender and insuring title to the Property, free and clear of all other liens, claims and encumbrances except such as Lender and its counsel shall approve. Such title insurance shall contain a pending mortgage disbursement clause insuring the priority of the Mortgage as provided therein for the full amount of the Loan advanced by Lender over any and all mechanics', materialmen's and laborers' liens, whether recorded or unrecorded and regardless of the priority of such liens under applicable law. Such policy must also contain such other terms as may be required by Lender as specified in the Commitment.

        G. original Paid policies Of workers'. compensation insurance, public liability insurance with limits of not less than $1,000,000.00, insurance against flood, fire, lightning, windstorm, earthquake, and such other hazards (including builders' all-risk extended coverage on a completed value nonreporting form during the construction phase of the Loan) as Lender may require, with limits of not less than the full replacement value of the improvements, including (if the Loan is not immediately paid in full 'upon completion of the Project) insurance against loss of rental income or business interruption coverages, as applicable, and containing provisions therein to prevent the occupancy of any part of the buildings constructed on the Property from terminating said coverage. All of the above described hazard insurance policies shall each contain a replacement cost endorsement and a standard mortgage endorsement (if available on that particular type policy) providing for loss proceeds being payable to Lender or its assigns as mortgagee. All insurance policies and all endorsements thereto hereinabove and hereinafter required must be issued by insurers authorized to do business in South Carolina on an approved South Carolina form and through insuring companies -rated by the Best Insurance Guide as A+, or otherwise approved in writing by Lender. Borrower shall furnish Lender with certificates of such insurance policies containing a provision agreeing to give Lender thirty (30) days notice prior to cancellation.

     H. A detailed cost breakdown, as described in paragraph 2.3 herein, together with invoices for costs other than for in-place improvements.

     I.  The  written   undertaking  of  the  General   Contractor  to  continue
performance on Lender's behalf without additional cost in the event of a default by Borrower under any of the Loan Documents.

     J. Evidence that all utilities, including water, sanitary sewer, storm sewer and drainage, gas, electricity and telephone, are or will be available in sufficient size and quantity and at the proper time for the successful operation of the Project, and that requirements, if any, of the Federal Flood Insurance Program have been satisfied.

     K. An opinion of Borrower's counsel, dated as of the date of execution of this Agreement.

     L. Payment and performance bonds on the General Contractor and such major subcontractors as Lender may require, for the benefit of Lender.

     M. A full written narrative appraisal from an MAI appraiser acceptable to Lender indicating a Project value of at least $17,780,000.

     N. An environmental audit of the Property conducted by a qualified environmental inspection company acceptable to Lender.

     0. Copies of a Loan and Security Agreement (the "Heller Loan Agreement"), promissory notes and other documents evidencing loan(s) from Heller to Borrower in the aggregate amount of $23,500, 000 (collectively, the "Heller Loan"). The Heller Loan Agreement must provide for funding sufficient to repay the Loan in full upon completion of the Project in accordance with the plans. Such funding shall not be contingent upon financial feasibility, the status of pre-sales of time shares, the filing of a time share declaration or any other condition except completion of the Project in accordance with the Plans. During construction of the Project, Borrower shall be entitled to borrow from Heller under the Heller Loan Agreement advances up to sixty percent (60~%) of the value of outstanding receivables from the pre-sale of Intervals, which receivables may be assigned to Heller on a first lien basis. Lender shall hold a second lien 'Security interest in such receivables pursuant to the Receivables Assignment. Borrower may also grant a second mortgage on the Property to Heller (the "Subordinate Mortgage") , provided that the same is expressly subordinated to the Mortgage and all of Lender's other security documents by subordination agreement in form and content satisfactory to Lender. Borrower shall not grant to Heller any other lien against the assets of Borrower, excepting only the Heller Receivables Assignment, until the Loan has been paid in full. Borrower must provide a tri-party agreement between Lender, Borrower and Heller (the "Tri-Party Agreement") containing such terms as shall be required by Lender. Borrower acknowledges that it shall be liable for payment of the Loan in full regardless of whether Heller funds the Heller Loan.

     P. Evidence that Borrower has invested at least $4,046,614 in cash equity for Project costs approved by Lender.

     5.2 The obligation of Lender to make any advance of the Loan to Borrower is subject to the satisfaction of the following conditions at the time of making such advance, all in form and content satisfactory to Lender:

     A. All representations and warranties of Borrower contained in this Agreement shall be true and correct as of the date of the advance.

     B. Borrower shall not be in default under the terms of this Agreement or of any of the Loan Documents.
     C. Borrower shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such advance.

     D. The Project shall not have been materially injured or damaged by f ire or other casualty; or if so damaged, provisions satisfactory to Lender have been made to effect necessary restoration or repair in accordance with this Agreement. If requested by Lender, Borrower shall furnish to Lender a certificate, dated the date of such advance and executed by Borrower and in such detail as Lender may require, as to the satisfaction of any one or more of conditions of Sections 5.2 A - D above.

     E. Lender shall have received evidence that all work and improvements requiring inspection by governmental authorities having jurisdiction have been inspected and approved by such authorities, by the rating or inspection offices having jurisdiction and by any other persons or entities (including any lessees of the Project) having the right to inspect and approve construction; that such governmental authorities have accepted dedication of roads, sewers and other facilities where necessary and all required certificates and other approvals have been duly issued; and that the requirements of all environmental agencies have been satisfied.

         F. Once the foundations and footings for the Project are in place, Lender shall have received and approved an updated survey showing the location of such foundations and footings, along with certification by the surveyor that such foundations and footings -are located wholly within the boundaries of the Property and do not interfere with or violate any easement, right-of-way, building and use restriction or setback lines.

         G. Borrower shall obtain. and deliver to Lender, concurrently with any advance made hereunder, including the final advance, an endorsement to the title insurance policy issued to Lender insuring the priority of the Mortgage, bringing forward the date of the policy to the date of the advance, increasing the coverage of said policy to an amount equal to all advances made under the Loan and affirmatively insuring against any mechanics' or materialmen's liens, recorded or unrecorded.

         H. Lender shall have received a request for advance, in form and content acceptable to Lender, certified by Borrower and the General Contractor and approved by the Project Inspector, stating that the Project is being completed in substantial accordance with the approved plans and specifications and in compliance with all applicable building codes, zoning ordinances, and other applicable regulations of any governmental entity or agency exercising jurisdiction over the Property. Upon completion of the Project, a Certificate of Completion issued by the General Contractor and approved by the Project Inspector will be required. All. fees of the Project Inspector shall be paid by Borrower.

     I. Heller shall have approved all draw requests to the extent required in the Heller Loan Agreement.

     5.3 In addition to the requirements set forth in Sections 5.1 and 5.2 above, the obligation of Lender to make the final advance of the Loan is subject to the receipt by Lender of the following, all in form and content satisfactory to Lender:

     A. Evidence of the issuance of a certificate of use and occupancy for all portions of the Project issued by all appropriate governmental authorities.

     B. A final survey in the form required under Sections 5.1 and 5.2 above showing the completed Project, together with at least three photographs of different views of the completed Project.

     C. Evidence that the Project has been completed lien free in accordance with the Plans. Such evidence shall include, but not be limited to, final approval by the Project Inspector and a final certificate from the General Contractor and Architect that the Project has been completed in accordance with the Plans, that the completed Project is in compliance with all applicable laws and regulations applicable thereto, and that all bills and expenses in connection with construction of the Project have been paid or provided for by arrangements satisfactory to Lender.

     D. A fully-paid policy of permanent all-risk hazard insurance for the full insurable value of the Project, with replacement cost endorsement and providing limits of liability sufficient to avoid the application of any coinsurance clause contained in such policy or required by law. Such policy or policies must be issued through an insuring company or companies qualified to do business in the State of South Carolina and rated by the Best Insurance Guide as A+; and such policy or policies shall contain a standard mortgage endorsement providing for loss proceeds being payable to Lender,, and an endorsement providing that the insurance carrier will give Lender thirty (30) days written notice of cancellation of such policy or policies. Such policy shall also include earthquake insurance and rental value insurance for a period of at least twelve
(12) months in amounts acceptable to Lender.


     E. All provisions of Sections 5.1 and 5.2 shall have been satisfied.

     F. All provisions of the Commitment, as may have been amended, shall have been satisfied.

     5.4 In the event during the term of the Loan Lender determines in its reasonable discretion that Lender is required under any applicable banking law or regulation to obtain new or additional documentation to support the Loan such as, for example, a new appraisal or a new environmental report, Borrower shall pay all costs of obtaining such new or additional documentation.
     5.5 Lender shall advance funds only for Borrower's approved actual costs. Lender shall not be required to fund up to the full amount of the Loan if Borrower's actual approved costs for the Project do not require such funding.



                                   ARTICLE VI

                             PROCEDURE FOR ADVANCES

         6.1 Provided all applicable requirements for advances set forth in Article ~V hereof have been satisfied, and subject to the provisions of this
  Article VI set forth below, Borrower shall be entitled to not more than one advance of the Loan each month as provided in the request for advance meeting the requirements of this Agreement delivered to Lender not later than the tenth (10th) .day of the month and not less than five (5) working days prior to the date of the requested advance. Borrower shall be entitled to receive 90% of the actual costs of in-place improvements as certified by Borrower and the General Contractor and approved by -the Project Inspector, less amounts previously advanced. After draws for 50% of construction have been funded (less the 10% retainage), draws on the remaining 50% of construction shall be funded at 95% with 5% retainage. Additionally, Borrower shall be entitled to receive one hundred (100%) percent of other construction related costs based upon invoices delivered to Lender and approved by Lender, in its sole discretion. Notwithstanding anything herein to the contrary, Lender shall at all times retain sufficient funds which it reasonably determines are adequate to complete construction of the Project. Lender shall make no advances for materials stored on site unless such materials are fully insured against loss by theft and other perils.

6.2 Upon completion of all the work to be performed on the Project in accordance with the Plans, so certified by the General Contractor (and by the Project Inspector to Lender if Lender so requires), and upon inspection and approval by the Project Inspector and by others who have reserved the right to approve construction and upon satisfaction of all the conditions set forth in Section
5.3 of this Agreement the retainage held back by Lender pursuant to Section 6.1 of this Agreement shall be advanced to Borrower. The foregoing notwithstanding, Lender may withhold advances for the payment of retainage to any subcontractor if in Lender's opinion a dispute exists as to the proper completion by such subcontractor of his work on the Project or as to the amount due him.

6.3      Anything contained in this Agreement to the contrary notwithstanding:

         A. Lender shall, be authorized and empowered to establish reserves from the undisbursed portion of the Loan of such sums which, in the opinion of Lender, are sufficient to pay or satisfy, in whole or in part, any lien or claim prejudicial to the liens or security interests of Lender and/or any expenditure or allocation of funds shown on the cost breakdown described in Section 2.3 of this Agreement. The aggregate amount of any such reserves shall be deducted from the proceeds of the Loan otherwise available for advance in accordance with this Agreement, and any such reserved funds, when advanced by Lender, shall be deemed to be proceeds of the Loan advanced under this Agreement,- whether or not advanced to Borrower.

         B. Lender shall not be under any obligation to make any advance of the Loan if Lender shall determine that the remaining total Project costs are in excess of the remaining undisbursed portion of the Loan, unless a cash deposit in the amount of such excess is made by Borrower to Lender.

                                   ARTICLE VII

                           EVENTS OF DEFAULT; REMEDIES

 7.1     The following shall constitute Events of Default hereunder:

     A. If Borrower shall fail to pay the Note in full on its maturity date.

     B. If Borrower shall fail to pay any other payment of principal or interest on the Loan when due, and such failure is not cured within ten (10) days after written notice from Lender.

     C. If at any time any representation or warranty made by Borrower herein or in any other Loan Document or by Guarantor in the Guaranty shall be or become materially incorrect, and such is not cured, if subject to cure, within thirty
(30) days after written notice from Lender.

     D. If Borrower shall breach or fail to comply with any other covenant, term or condition of, or any of its obligations under, this Agreement, the Mortgage or any other Loan Document, all of which are cumulative to this Agreement and to each other, and such breach is not cured, if subject to cure, within thirty (30) days after written notice from Lender.

     E. If the construction of the Project, except for strikes and other delays beyond the reasonable control of Borrower, be not commenced within fifteen (15) days after the date hereof and carried on with reasonable dispatch or if construction at any time be discontinued for a period of five (5) business days and such failure shall continue for a period of ten (10) business days after written notice from Lender.

     F. If the Project, in the exclusive judgment of Lender, will not be completed on or before the Construction Completion Date or fully furnished and ready for occupancy on or before the Occupancy Date, and such breach is not cured, if subject to cure, within thirty (30) days after written notice from Lender.

     G. If a lien for the performance of architectural or engineering services, or other work, or labor, or the supply of materials, be filed against the Property and remain unpaid or unbounded at the time of any request for advance, or for a period of thirty (30) days after the date of filing thereof.

     H. If Borrower shall agree to, or execute, any assignment of this Agreement or any advance hereunder without Lender's prior written consent.

     I. If either (A) Borrower or Guarantor (i) files a voluntary petition in bankruptcy, or (ii) is adjudicated as a bankrupt or insolvent, or (iii) files any petition or answer seeking or acquiescing in any reorganization, management, composition, readjustment, liquidation, dissolution or similar relief for itself under any law relating to bankruptcy, insolvency or other relief of or debtors, or (iv) seeks or consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator of itself or of all or any substantial part of the Project or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or (v) makes any general assignment for the benefit of creditors, or (vi) makes an admission in writing of its inability to pay its debts generally as they become due; or (B) a court of competent jurisdiction enters an order, judgment or decree approving a petition filed against Borrower or Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive) from the date of entry thereof; or (C) any trustee, receiver or liquidator of Borrower or of all or any substantial part of the Project or of any or all of the rents, revenues, issues, earnings, profits or income thereof, is appointed without the prior written consent of Lender, which appointment shall remain unvacated and unstayed for an aggregate of thirty (30) days-(.whether or not consecutive).

         J. If default be made in the repayment by Borrower to Lender, together with interest, of any amount Lender may pay as insurance premiums, taxes, assessments, forced contributions, local assessments and governmental charges of every description, or other charges as herein provided, and such default is not cured within ten (10) days after written notice from Lender.

         K. If the property described in the Mortgage, or any part or parcel thereof, be seized in the execution of a writ of seizure and sale, attachment, sequestration, fieri facias or any other legal process or an order for the sale of such property, or any part or parcel thereof, be issued in any judicial proceeding, and such writ, or other legal process or order, be not released, revoked, stayed or set aside within ten (10) days from issuance thereof, or if any sale be' made pursuant to any of the above.

         L. If Borrower should, without previously obtaining written consent of Lender or its assigns, make any repairs, additions or alterations. to the buildings or improvements located on the property described in the Mortgage not contemplated by the Plans and such default is not cured, if subject to cure, within thirty (30) days after written notice from Lender; provided, however, Borrower may without obtaining such written consent of Lender, make repairs, additions or alterations which increase the cost of construction of the Project, which do not materially change the design of the Project, and which, in the aggregate, do not exceed Twenty Five Thousand ($25,000.00) Dollars.

M. If Borrower should ever be required or permitted to deduct from the payments to be made on the Loan, or any part thereof, any amount whatsoever -as taxes, assessments or governmental charges in the nature thereof by reason of any present or future law of the United States or of any state, municipality or taxing authority thereof, and Borrower fails to pay to Lender, within ten (10) days after written notice from Lender, an amount sufficient so that all payments due Lender pursuant to the terms hereof or any Loan Document shall be absolutely net of such tax, assessment or governmental charge.

     N. If there should be passed after the date hereof any law of the State of South Carolina providing or changing in any way the laws now enforced with respect to the taxation of deeds of trust or debts secured thereby, or the manner of the collection of any such taxes,-so as to affect the interest of Lender adversely, and Borrower fails to pay to Lender within ten (10) days notice from Lender any costs to be borne by Lender attributable to the composition of, and/or change in, such law or laws.

     0. If Guarantor suffers a material adverse change in financial position or there shall occur some other default under the Guaranty, and-such default is not cured, if subject to cure, within thirty (30) days after written notice from Lender.

     P. If Borrower suffers a material adverse change in financial position.

     Q. If Borrower or Guarantor defaults on any other obligation to Lender under any promissory note, guaranty or other agreement executed by Borrower or Guarantor in favor of Lender, and such default is not cured within the time (if any) provided in such note, guaranty or other agreement.

     R. If Borrower defaults under the Heller Loan or if for any reason it appears that Heller will not fund the Heller Loan sufficiently to pay off the Loan upon completion of the Project.

     7.2. If an Event of Default shall occur, Lender may at its option without further notice:

     A. Enter onto the Property and perform any and all work and labor necessary to complete the Project substantially according to the Plans and take all appropriate steps to secure and protect the project. All sums expended by Lender for such purpose shall be deemed to have been paid to or on behalf of Borrower and shall be secured by the security devices set forth in the various Loan Documents and other agreements. Borrower consents to have Lender complete the Project in the name of Borrower, and hereby empowers Lender to use any funds of Borrower, including any funds which may remain unadvanced under the Loan, for the purpose of completing the Project in the manner called for by the Plans, and to employ the existing contractors, subcontractors, and agents, architects and inspectors so long as the same are not in default, and execute all applications and certificates on behalf of Borrower which may be required by any contract documents relating to the Project, and to do any and every act which Borrower could be required by Lender to do in its own behalf. Lender shall also have power to prosecute and defend all actions or proceedings in connection with the construction and security of the Project or in any other respect relating to the property described in the Mortgage, and to take such action and require such performance as it deems necessary under any bonds. Borrower hereby assigns to Lender all sums unadvanced under the Loan, conditioned upon the use of said sums in the completion of improvements upon said land and payment of all costs directly related to such completion and security thereof, such assignment to become effective only in case of Borrower's default. In the event of such default and Lender entering upon said Property for the purpose of completing said construction, all materials purchased by Borrower shall be used in the construction if appropriate, and if inappropriate, Lender shall be free to dispose of the balance of such materials as it deems fit, and no liability shall accrue in favor of Borrower against Lender as a result thereof except to credit any consideration received by Lender therefor as a payment as set forth above. In addition, Borrower agrees at the request of Lender to assign, transfer and set over to Lender, by appropriate instrument in writing, all of Borrower's right, title and interest in and to any construction contract, bond or other contract relating to the construction and operation of the Project; Provided, however, that Borrower shall assign any license, permit or authorization issued by the federal, state or local government or any agency thereof only to the extent permitted by law.

         B. Terminate any obligation to make any advances of the Loan and/or declare the entire outstanding principal balance of the Loan, together with all interest thereon, to be due and payable immediately, anything contained in this Agreement, the Note or any other Loan Document to the contrary notwithstanding.

         C. With or without accelerating the Loan, advance funds under the Note directly to third parties to cure any default by Borrower, including without limitation payments to the General Contractor, payments for property taxes, insurance premiums, maintenance and repair, and management fees, payment of other expenses concerning the Project, and payment of Lender's attorney's fees and other fees and expenses. All of said advances shall be deemed made under the Note and shall be payable immediately with interest at the Default Rate (as such term is defined in the Note). 1

         D. Enforce any and/or all of the Loan Documents, and, by way of illustration but not by way of limitation, cause all and singular the property described in the Mortgage and/or any of the other Loan Documents to be seized and sold under executory process without appraisement, appraisement being hereby expressly waived, as an entirety or in parcels, as Lender may determine, in accordance with law.

         7.3 All powers and remedies given by this Article VII to Lender shall be cumulative and not exclusive of any other right or remedy or of any other powers and remedies available to Lender under the Loan Documents, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Borrower contained in this Agreement, and no delay or omission of Lender to exercise any right or power accruing upon any default occurring shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein. Every power and remedy given by this Article VII or by law to Lender may be exercised from time to time, and as often as may be deemed expedient, by Lender. No waiver of. any default hereunder shall extend to or affect any other or subsequent default or impair any rights or remedies consequent thereon.

         7.4 Should Lender, at its sole option, elect to employ the services of any attorney at law to represent it in the enforcement of any obligation undertaken by Borrower in favor of Lender, or undertaken by any third person in favor of Borrower in connection herewith, or to participate in any legal proceedings in any way connected herewith, as plaintiff or intervenor, Borrower does hereby agree to pay to Lender the reasonable fees and expenses of said attorneys.

         7.5 Borrower does hereby expressly waive in favor of Lender and its assigns, to the fullest extent allowed by law, any and all exemptions from seizure provided by any law, rule or regulation of the State of South Carolina, the United States, or any other state.

         7.6 Except as otherwise expressly provided herein, Borrower does hereby expressly waive any notice by Lender of-any Event of Default or any notice or demand by Lender of any breach of any obligation undertaken by Borrower in favor of Lender.

                                  ARTICLE VIII
                                  MISCELLANEOUS
         8.1 No waiver at any time of the provisions or conditions of this Loan Agreement or of any of the other Loan Documents shall be construed as a waiver of any of the other provisions or conditions hereof or thereof nor shall a waiver of any provision or condition be construed as a right to subsequent waiver of the same provision or condition.

         8.2 Unenforceability for any reason of any provision of this Agreement, or of any of the Loan Documents or other agreements between Borrower and Lender, shall not limit or impair the operation or validity of any other provisions of this Agreement, any of the Loan Documents or any other such agreement.

         8.3 In the event of any loss or damage to the Project resulting in a right accruing in favor of any party or the parties hereto ~f or any payment of insurance proceeds occasioned by such loss or damage, all such payments of insurance proceeds shall be made payable and paid to Lender only, and all policies of insurance shall be appropriately endorsed to require payment in such a manner. Regardless of whether such endorsements are issued or not, Borrower hereby names, designates and appoints Lender as its agent and attorney in ~f act to make claim for all such insurance proceeds, to execute any instrument reasonable or necessary thereto in the name of Borrower, to receive and endorse in the name of Borrower any check, draft or other such instrument issued in payment and collect the proceeds thereof , and grant release and discharge therefor unto the paying company. After an Event of Default occurs and continues uncured, said agency shall likewise extend to Lender to negotiate with the insurance company or companies in the event of any contest or dispute, to file any suit for collection of a disputed claim, intervene in any suit brought by Borrower for the collection of same, and to compromise without Borrower's approval any such disputed claims. Should Borrower receive any cash, draft, check or other such instrument in payment of any insurance proceeds which should have been paid to Lender as set forth above, Borrower shall immediately, and without need for notice or demand, forward any such payment to Lender, endorsed by Borrower to Lender's order.

Lender shall be authorized to endorse same in the name of Borrower as set forth above in the absence of such endorsement. The application of insurance proceeds and the effect of casualty on the Loan shall be as set forth in the Mortgage.

8.4 In the event that by, or pursuant to, proper authority there is taken or condemned the entire Property, or any part thereof, under power of eminent domain exercised by any actual or quasi governmental authority or public utility, Borrower hereby assigns to Lender any and all awards that may be given, made or due Borrower in any proceedings in connection therewith, and the amounts of such awards shall be applied by Lender to the reduction of any indebtedness owed to it by Borrower, and Borrower agrees to execute any and all such further instruments of assignment of any and all such condemnation awards as may be required by Lender to carry out the purposes of this Section 8.4. Borrower shall give ,written notice of such condemnation proceeding within ten (10) days of receipt of any service or process in connection therewith. In any condemnation proceedings against the Property, Lender hereby reserves, and Borrower hereby acknowledges, Lender's right to institute or intervene in any such condemnation proceedings to assert said interest. The application of condemnation proceeds and the effect of the condemnation on the Loan shall be as set forth in the Mortgage.

         8.5 Any notice, demand, request or other instrument which may be or is required to be given under this Agreement shall be given to the parties at their addresses respectively set forth on page one (1) of this Agreement, by certified mail, - return receipt requested, and shall be deemed to be received upon the date of execution of the return receipt or the date upon which the postal authorities first attempted delivery of such notice and same is undelivered or refused.

         8.6 The Loan is made and accepted, and all instruments related thereto are executed and delivered, at Columbia, 'South Carolina, and this Agreement and all the Loan Documents shall be governed by, and construed in accordance with, the laws of the State of South Carolina, regardless of whether South Carolina choice-of-law rules might otherwise apply the laws of another jurisdiction.

         8.7 The Loan shall be made without cost whatsoever to Lender. All brokerage and real estate commissions shall be payable solely by Borrower, and all other costs, including but not limited to attorneys' fees of Lender and Borrower, or other interested party, other professional fees, intangible taxes and all expenses of all kinds incurred in connection with the Loan, shall be borne by Borrower, and Borrower agrees to indemnify Lender and save it harmless from the payment, defense and/or expense of any claim or demand for such commissions, fees, costs, taxes and expenses, -whether valid or not.

         8.8 The parties hereto agree that time is of the essence to this Agreement.

         8.9 Borrower hereby specifically grants unto Lender the right and privilege, at Lender's option, to transfer and assign to any third person all or any part of Lender's rights to receive funds or payments hereunder.

8.10 In the event that Borrower should, for any reason whatsoever, fail to provide, keep and maintain the insurance coverages and the policies described in Sections 5.1 and 5.3 hereinabove, in the manner indicated therein, then Lender, if it so elects, may itself have such insurance coverage and policies effected in such an amount and in such companies as it may deem proper and may pay the premiums therefor, and any premiums so paid shall be added to the principal sum due and owed by Borrower to Lender, and Borrower covenants and agrees that, any clause to the contrary contained herein notwithstanding, in the event of such payment by Lender, Borrower shall, within ten ~(10) days after payment and demand therefor by Lender, repay Lender the amount so paid as premiums, together with interest thereon at the rate provided for in the Note, calculated from date of such payment until said amount is repaid, but in no case shall Lender be required to purchase, maintain and/or keep any such policies or coverages.

         8.11 Lender shall not be responsible for the solvency of any company issuing any policy of insurance in connection with this Agreement, whether or not approved by it, or for the collection,of any amount due under any such policy, and shall be responsible and accountable only for such money as may be actually received by it, and then only in accordance with the terms hereof. Nothing herein contained shall be construed as making Lender liable in any way for any loss, damage, or injury resulting from the non-insurance of any buildings, improvements and/or personal property located on the Property.

         8.12 In the event that Borrower should, for any reason, fail to pay and
discharge  properly  any  taxes,   assessments,   forced  contributions,   local
assessments or governmental charges when due, or any other charges or expenses payable by Borrower, then Lender shall be authorized to pay the same with full subrogation to all rights of the taxing authority or other recipient by reason of such payment, and the amount so paid shall be added to the principal of the Loan and, any clause to the contrary herein notwithstanding, in the event of payment by Lender, Borrower covenants and agrees that within ten (10) days after payment and demand therefor by Lender, Borrower shall repay the amount so paid by Lender, together with interest thereon at the rate provided for in the Note, calculated from date of such payment until said amount is repaid. Nothing
 .herein shall be construed, however, as making the payment of said taxes, assessments, forced contributions, local assessments, governmental charges or other expenses obligatory upon Lender or its assigns, and none and neither of them shall be liable for any loss, damage or injury resulting from the nonpayment of such taxes, assessments, forced contributions, local assessments, governmental charges or other expenses.

         8.13 It is expressly agreed that any and all terms of this Agreement, the Loan Documents and all other agreements made or executed by Borrower or others in favor of Lender, and all rights, powers, privileges, options and remedies conferred to Lender herein, shall inure to and be for the benefit of and may be exercised by Lender, its successors and assigns; and the word "Lender," unless the context otherwise requires, shall also mean and include the successor or successors and the assign or assigns of the said Lender.

         8.14 All obligations contained in this Agreement, the Loan Documents and all other agreements to be observed, complied with or performed by Borrower shall be binding upon Borrower, and upon its successors and assigns, as well as upon any person, firm or corporation hereinafter acquiring title to the Property, or any part thereof, or any personal property located thereon, by, through or under Borrower, and the word "Borrower," unless the context clearly requires otherwise, shall also mean and include the successors and assigns of Borrower, and any other person, firm or corporation, acquiring title to any of the Property, or any part thereof, or personal property located thereon, by, through, or under Borrower.


     8.15 WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER AND LENDER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY AGREE, THAT:

     (A) NEITHER BORROWER NOR LENDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF BORROWER OR LENDER, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS AGREEMENT, THE NOTE, THE MORTGAGE OR ANY OF THE LOAN DOCUMENTS EVIDENCING, SECURING, OR RELATING TO THE LOAN, OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (B) NEITHER BORROWER NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

     (C) THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

     (D) NEITHER BORROWER NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

     (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

     IN WITNESS WHEREOF, the parties hereto have executed this Construction/Term Loan Agreement as of the date first above written.



                                             THE NATIONAL BANK OF SOUTH CAROLINA



                                                     Anna Marie D'Angelo
                                                     Senior Vice President



                                                     PATTEN RESORTS, INC.


                                 Alan L. Murray
                                    Treasurer

                                                                (CORPORATE SEAL)

                                   EXHIBIT"A"
                                LEGAL DESCRIPTION



ALL AND SINGULAR, that certain piece, parcel or tract of land located in Little River Township, Horry County, South Carolina being shown and designated as PARCEL "A" on that certain map or plat entitled "SHORE CREST MOTEL PATTEN RESORTS, INC. A DELAWARE CORPORATION, OWNER" prepared by Powell Associates of NMB, Inc. dated August 14, 1995 and recorded in Plat Book 137 at Page 54, records of Horry County, South Carolina. Said property is also more particularly described by metes and bounds as follows:

     Commencing from a point marked by S.C. Coastal Council Control Mon. No. 5700 1987 N. 720,259.10' E. 2,688,786.55' then proceeding from said point South 54*02'40" West a distance of a 167.95' to a point marked by a wood fence post located at the southeastern edge of the right-of-way of South Ocean Boulevard, which point also marks the northern most corner of the within described PARCEL "All and which point marks the POINT OF BEGINNING; thence proceeding from said POINT OF BEGINNING South 32*45'40" East a distance of 150.04 feet to a one half inch rebar pin; thence turning and running South 57*14'29" West a distance of 239.94' to a one-half inch rebar pin; thence turning and running North 32*45'40" West a distance of 150.03' to a one-half inch rebar pin; thence turning and running North 57*14'20" East a distance of 239.94' to a point which point marks the POINT OF BEGINNING all as more particularly shown on the above-referenced Plat which is incorporated herein by this reference.

ALL AND SINGULAR, that certain piece, parcel or tract of land located in Little River Township, Horry County, South Carolina being shown and designated as PARCEL ~"B" on that certain map or plat entitled "SHORE CREST MOTEL PATTEN RESORTS, INC. A DELAWARE CORPORATION,, OWNER" prepared by Powell Associates of NMB, Inc. dated August 14, 1995 and recorded in Plat Book 137 at Page 54, records of Horry County, South Carolina. Said property is also more particularly described by metes and bounds as follows:

     Commencing from a point which is marked by S.C. Coastal Council Control Mon. No. 5700 1987 N. 720,259.10' E. 2,688,786.55' and proceeding from said point South 81*00'16" West a distance of 150.39' to a one-half inch rebar pin located at the northwestern edge of the rightof-way of South Ocean Boulevard and the southeastern corner of Lot 10 Block B; thence turning and running South 57*14'20" West a distance of 60.14' to a one-half inch rebar pin located at the northwestern edge of the right-of-way of South Ocean Boulevard and the eastern corner of the within described PARCEL "B" , which iron marks the POINT OF BEGINNING; thence proceeding from said POINT OF BEGINNING South 57'141'20" West a distance 360.26' to a one-half inch rebar pin; thence turning and running North 32*45'40" West a distance of 130.00' to a one-half inch iron pipe; thence turning and running North 57*14'20" East a distance of 360.26' to a one-half inch iron pipe; thence turning and running South 32*45'40" East a distance of 130.00' to a one-half inch rebar pin which pin marks the POINT OF BEGINNING all of which is more particularly shown on the above-referenced Plat which is incorporated herein by this reference.

                                       AND

ALL AND SINGULAR, that certain piece, parcel or tract of land located in Little River Township, Horry County, South Carolina being shown and designated as LOT 11 OF BLOCK "B" on that certain map or plat entitled "SHORE CREST MOTEL PATTEN RESORTS, INC. A DELAWARE CORPORATION, OWNER" prepared by Powell Associates of NMB, Inc. dated August 14, 1995 and recorded in Plat Book 137 at Page 54, records of Horry County, South Carolina. Said property is also more particularly described by metes and bounds as follows:

     Commencing from a point which is marked by S.C. Coastal Council Control Mon. No. 5700 1987 N. 720,259.10' E. 2,688,786.55' and proceeding from said point South 81*00'16" West a distance of 150.39' to a one-half inch rebar pin located at the Northwestern edge of the right-of-way of South ocean Boulevard and the Southern corner of the within described LOT 11 BLOCK ~"B", which pin marks the POINT OF BEGINNING; thence proceeding from said POINT OF BEGIMING North 32*45'40" West a distance of 130.00' to a one-half inch rebar pin; thence turning and running North 57*14'20" East a distance of 60.00' to a one-half inch rebar pin; turning and running South 32*45'40" East a distance of 130.00' to a point marked by a fence post; thence turning and running South 57*14'20" West a distance of 60.00' to a one-half rebar pin which pin marks the POINT OF BEGINNING all of which is more particularly shown on the above-referenced Plat which is incorporated herein by this reference.

This being the identical property conveyed unto the Mortgagor by deed of JHJ Enterprises, Inc., dated September 25, 1995 and recorded September 25, 1995 in Deed Book 1822 at Page 1410, records of Horry County, South Carolina.

TMS No.    156-06-35-004 and
TMS No.    156-06-34-002